Exhibit 99.02

neuralstem.com Corporate Overview January, 2018 1

neuralstem.com Safe Harbor Statement neuralstem.com 2 Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem, Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31 , 201 6 filed with the Securities and Exchange Commission on March 14 , 2017 , Form 10 - Q for the period ended September 30 , 2017 , an in other reports filed with the SEC . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . 2

neuralstem.com 01 Highlights 03 NSI - 189: Major Depressive Disorder Overview Clinical Results Preclinical Programs 05 Execution 07 Financials 02 Platform/Pipeline 04 NSI - 566: ALS, Stroke, cSCI Overview Clinical Results 06 Scientific Advisory Board 08 Management Topics

neuralstem.com 1. Key Highlights neuralstem.com 4 Lead Program – Novel neurogenic small molecule approach – NSI - 189: Positive, randomized placebo - controlled Phase 1b in MDD – Phase II Exploratory Study in Major Depressive Disorder (MDD) • Key metrics: – Montgomery - Asberg Depression Rating Scale (MADRS) primary endpoint – Secondary endpoints: – Physician reported – Patient reported – Cognition • Long - term durability data anticipated in 1H 2018 • Strong IP position through 2035 Cell Therapy Strategy – NSI - 566 biological activity across three indications – Improving regulatory environment: US, Japan, China – Partnering efforts underway for continuing development Cash balance as of 3 Q17 expected to last through 2018 4

neuralstem.com Neuralstem 5 A self - sustaining CNS therapeutics company Unique lines of human, regionally specific neural stem cells Proprietary technology and therapeutic solutions to address serious CNS d iseases A world without debilitating CNS conditions Research ( Screening & Novel Molecules ) Small Molecules (Neurogenic/ Neurotrophic) Stem Cell Therapies ( R egenerative) 2. The Neuralstem Platform /Pipeline 5

2. The Neuralstem Platform/Pipeline

Therapy	Indication	Preclinical	PhaseI	PhaseII	PhaseIII	Status
Small Molecule: LeadAsset						
NSI-189	Major Depressive Disorder (MDD)					Topline Results Reported
	Long-term Follow-up Study (MDD)					6 Month Observation Ongoing
	Supplementary Preclinical Program for Signal Generation					
	Angelman Syndrome					Ongoing
	Ischemic Stroke					
	Type 1 & 2 Diabetes-related Neuropathy					
	Irradiation-induced Cognitive Deficit					
	LTP Enhancement (cognition)					
Cell Therapy (to be advanced with external funding)						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					BD Initiatives
	Chronic Spinal Cord Injury					
	Ischemic Stroke					

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neuralstem.com neuralstem.com 3. NSI - 18 9 : A New Chemical Entity for Major Depressive Disorder and Other Debilitating CNS Conditions

Major Depressive Disorder: Overview

- Large, Unmet Medical Need: 16M US Patients[1]
- Overall, about 50% of patients in therapy fail to receive sufficient benefit[2]
- However, many patients may withdraw from therapy before the full benefits can be realized[3]
- Large patient Rx turnover due to low efficacy results in high market churn
- Highly dissatisfied market: efficacy, poly pharmacy, adverse events



Failure
67%
Failure
75%
Failure
80%
Failure
90%
01
02
03
04

First Line Therapy

- Mono Therapy
- SSRI/SNRI (generic)

Level 2

- Rx switch
- Adjunctive therapy. i.e.,
  - Non-SSRI/SNRI
  - Anti anxiolytics

Level 3

- Rx Switch
- Adjunctive therapy, i.e.,
  - Second generation anti-psychs
  - Mood stabilizers

Level 4

- Highly resistant depression
- Rx Switch to MAOIs, Remeron, combos

Withdrawals: 21% Withdrawals: 30% Withdrawals: 42%

[1] NIMH; [2] STAR*D clinical trial. Gen Hosp Psychiatry. 2005 Mar-Apr;27(2):87-96. Rush AJ, Fava M, et al; [3] NIMH: Q&A about STAR*D – All Medication Levels

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neuralstem.com NSI - 189 demonstrates PRO - COGNITIVE activity in MDD and in the Angelman preclinical model; potential additional indications in cognitive impairment. NSI - 189 demonstrates ANTI - DEPRESSANT activity in MDD patients; additional opportunities in bipolar disorder, and the depression spectrum. NSI - 189 demonstrates NEURO - REGENERATIVE activity in pre - clinical models of ischemic stroke, brain injury and diabetic neuropathy NSI - 189 Clinical Development Approach: A Functionally - Driven Development Strategy Cognitive Enhancements Regenerative Therapies Affective Disorders Provides the potential for a broad development paths in CNS 9

neuralstem.com NSI - 189’s Activities and Potential Benefits & Indications 1 2 • Neurogenesis: – reversal of stress - induced damage • treatment - resistant depression • Rapid, long - lasting, synaptic plasticity: – improvement of working memory, executive functioning • cognitive impairment in schizophrenia, bipolar, age - associated memory loss, mental retardation, epilepsy, ADHD, autism - spectrum disorder • Synaptogenesis: – repair and remodel post injury • recovery from stroke, TBI, neurodegenerative diseases • Neurotroph ic activity : – nerve growth and regeneration • peripheral neuropathy due to diabetes, chemo - toxicity 10

NSI-189: Phase 2 Exploratory MDD Trial Design

Study Objectives

- Primary: Montgomery-Asberg Depression Rating Scale (MADRS)
- Secondary*: SDQ, HAM-D17, CGI-S, CPFQ, SFI
- Exploratory: Cogscreen Battery, Cogstate Brief Battery

Innovative Study Design

- Randomized, double blind, 3 cohorts (n=220): 40mg QD, 40mg BID & placebo
- 12-week study, additional 6 month follow-up study
- Fewer, quality MDD trial sites (n=12)
- SAFER Interview: confirmatory, independent, remote MADRS diagnosis by MGH
- Prescreen process to manage placebo risk
- Potential registration study if successful in either active arm
  - Power: >80%, 2-sided $p \leq 0.05$
  - Cohen effect size: d=0.5

Principal Investigator: Maurizio Fava, M.D. Slater Family Professor of Psychiatry at Harvard Medical School, Massachusetts General Hospital

*Symptoms of Depression Questionnaire (SDQ) Hamilton Depression Rating Scale 17-items (HAM-D17) Clinical Global Impressions Scale (CGI-S) Cognitive and Physical Functioning Questionnaire (CPFQ) Sexual Functional Index (SFI)

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neuralstem.com NSI - 189 P2 MDD Exploratory Study Design Randomization (220) NSI - 189 80mg (44) NSI - 189 80mg (42) NSI - 189 40mg (44) NSI - 189 40mg (40) Placebo (132) Responder (66) Placebo (41) Non - responder (66) Placebo (22) NSI - 189 80mg (22) NSI - 189 40mg (21) Screening (350) Screening: 14 – 28 days Treatment: • 12 weeks • Assessments performed bi - weekly Stat Power Assumptions: • >80% • 2 - sided p < 0.05 • d=0.5 LT Follow up (separate study): • 24 weeks in community with no additional NSI - 189 therapy • Observation to assess durability • Blinded, became open - label Stage 1: 6 weeks Stage 2: 6 weeks 12

neuralstem.com MDD Phase 2a Study Endpoints/Results 13 Endpoint V al i d a t e d / FDA Accepted 40mg stat sig ( c o m b i n e d) Cohen’s d (stage 2) 80mg stat sig (combined) Cohen’s d (stage 2) MADRS (Primary) Yes/Yes No 0.25 No 0.19 HAMD - 17 Yes/Yes No 0.33 No 0.38 QIDS - SR (patient reported) Yes/No p=0.040* 0.68 No 0.39 SDQ (patient reported) Yes/No p = 0.044 0.64 No 0.20 CPFQ (patient reported) Yes/No p=0.035 0.47 No 0.10 Clinical Global Impressions Yes/Yes (2 ƒ ) CGI - I Trend p = 0. 14 8 0.58 Trend p=0.081 0.46 CGI - S Trend p = 0. 1 32 0.56 Trend p=0.055 0.66 Cogstate Brief Battery Yes/No No 0.2 - 0.3 No 0.2 - 0.3 CogScreen Yes/Yes (safety only) Executive f unct i o n i n g p=0.048 0.66 Trend P= 0.150 0.59 Attention P=0.034 0.27 No 0.17 Memory p=0.002 1.12 p=0.015 0.69 Working memory p=0.020* 0.81 Trend P= 0.125 0.51 *significant in Stage 2 only

neuralstem.com Stage 2 Cohen’s d Effect Size 14

neuralstem.com Summary MDD Phase 2a Study -- Safety • Side effects: Fewer subjects than the placebo with symptoms and signs associated with MDD • Vital Signs: No clinically meaningful changes in body weight or BMI • ECG: No clinically significant changes • Sexual Functioning Inventory: No clinically meaningful changes • Suicidal Ideation: No clinical meaningful changes • Drop - outs in Stage 1 = 25 (19%) Placebo : 5 (5%) Active Suggests that disease burden is less in active group, a sign of positive drug effect Greater number of MDD - related symptoms in Placebo than Active Another sign of positive drug effect 15

neuralstem.com NSI - 189 Pre - clinical Data Insight into MOA and Support for Broad Potential in CNS

neuralstem.com Pre - clinical Overview Preclinical data suggests a new paradigm of reversing damage caused by disease/injury • Restores LTP of Angelman Syndrome mouse brain • Enhances short - term and long - term potentiation of normal mouse brain • Enables faster , better, durable recovery after ischemic stroke in rat, that corresponds with increased neurogenesis and synaptic remodeling • Ameliorates cognitive deficit in irradiated rat • Prevents/Reverses Type 1 and/or 2 diabetic neuropathy 17

NSI-189 Enhances LTP Magnitude[1]

For mechanistic studies:

- cognition = memory
- LTP is a cellular biomarker of memory



TBS after 2.5 h incubation
TBS after 3.5 h incubation
WT-Vehicle
WT-NSI189 (10μM)
EPSP slope (% of baseline)
Time (min)

- Enhances short- and long-term potentiation of normal mouse brain slices (n=8)
- Effect increases with exposure time and concentration.



AS
WT-vehicle
AS-NSI189
EPSP slope (% of baseline)
Time (min)

- Restores LTP of Angelman Syndrome mouse brain slices.
- Confirmatory model of the genetic disease.

Excitatory postsynaptic potential (EPSP); Theta burst stimulation (TBS)

By courtesy of Yan Liu[1], Xiaoning Bi[1], Michel Baudry[1] Western University of Health Sciences, Pomona, CA91766

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neuralstem.com neuralstem.com 4. NSI - 566 ALS, Stroke & Chronic Spinal Cord Injury

Cell Therapy: Activity Across Three Indications

	Indication	Preclinical	Phase I	Phase II	Phase III	Status
Cell Therapy (to be advanced with external funding)						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					Phase 2a completed
	Chronic Spinal Cord Injury					Phase 1 follow-up
	Ischemic Stroke					Phase 1 follow-up

- ALS Phase 1 & 2: demonstrates preliminary clinical benefit against historical data
- Phase I stroke completed dosing all 9 patients and currently evaluating safety
- cSCI is currently evaluating 4 Phase 1 thoracic patients; Phase 1 trial recruiting additional (Group B) 4 cervical patients
- Over 300 proprietary neural stem cell lines

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Cell Therapy Program Overviews

ALS

MARKET CONSIDERATIONS
- Orphan condition
- NSI-566 granted orphan status by FDA
- Rapid accelerating disease/poor prognosis
- Limited treatment options
- Opportunity for RMAT designation (21st Century Cures Act)

PROGRAM OVERVIEW
- Transplantation into spinal cord of ALS patients
- Phase 1 & Phase 2a dose-escalation, safety studies completed
- 30 subjects with 2-6 years of safety Data
- Additional matched pairs analysis with historic data set (PROACT) insightful

KEY TAKEAWAYS
- Procedure and treatment is well-tolerated
- Long-term cell graft survival (2.5 years) proven at autopsy

Ischemic Stroke

MARKET CONSIDERATIONS
- 1.8 million with paralysis due to stroke in the US*
- No treatment to reverse paralysis
- Majority of patients not aware of the stroke until well after the event
- Current therapies require access within hours of event

PROGRAM OVERVIEW
- Phase 1 open-label, dose-escalation, feasibility & safety study for the treatment of paralysis from chronic motor stroke
- Patient profile: Stable patients 3-24 months post-event with stable hemi-paralysis
- N = 9
- Follow up – 1 year post-surgery
- Secondary endpoints include improved recovery

KEY TAKEAWAYS
- Treatment well-tolerated
- Innovative transplantation (platform/brain injection cannula) system developed

Chronic Spinal Cord Injury

MARKET CONSIDERATIONS
- 1.5 million with paralysis due to spinal cord injury in the US*
- 17,000 new injuries per year
- No treatment options

PROGRAM OVERVIEW
- USCD funded
- Phase I cSCI Group A 4 Thoracic AISA-A complete spinal cord injury (dosing completed)
- Phase I cSCI Group B 4 Cervical AISA-A complete spinal cord injury (recruiting)

KEY TAKEAWAYS
- Stem cell treatment was safe and well-tolerated
- No serious adverse events
- Self-reported ability to contract some muscles below the level of injury in one of the four subjects treated was confirmed via clinical and electrophysiological follow-up examinations

*Prevalence and Causes of Paralysis—United States, 2013. Armour, B.S. et al. (2016) Am J Public Health. 106: 1855-1857.

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NSI-566: ALS Phase I and II, 2-Year Follow-Up vs Historical Data

ALSFRS-R					
	Ph1/2		PRO-ACT		
	N	Mean (SD)	N	Mean (SD)	t-test
Baseline	21	36·5±5·4	1108	38·1±4·7	0·17
6 months	18	30·6±6·5	974	32·5±7·6	0·25
12 months	14	30·5±9	655	28·3±9·3	0·37
18 months	11	31·8±8·1	165	24·6±10·4	0·016
24 months	11	30·1±8·6	86	24·0±10·2	0·048

ALS/SURV					
	Ph1/2		PRO-ACT		
	N	Median (IQR)	N	Median (IQR)	Wilcoxon
Baseline	21	38 (31,40)	1108	39 (35,42)	0·12
6 months	20	29·5 (23,35·5)	1012	33 (27,38)	0·11
12 months	18	26·5 (16,35)	792	26 (15,35)	0·82
18 months	17	27 (1·2yr,36)	351	1·4yr (0·8yr,24)	0·028
24 months	19	23 (1·2yr,33)	306	1·2yr (0·8yr,10)	0·0038

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neuralstem.com 23 Meaningful Clinical Benefits: >10 points of improvement in Fugl - Meyer Motor Score NSI - 566 stroke: Phase I interim data Fugl - Meyer Motor Score Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM) Modified Rankin Scale Change from Baseline (+/ - SEM) Post Treatment (months, 0 - 12) NIH Stroke Scale Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM)

neuralstem.com Neuralstem’s Technical Expertise/Differentiation Chemically defined culture system – No serum, no feeder cells, no particulates, no un defined raw material – Fully tested for potential pathogens; validated SOPs Efficient expansion – Multi - tiered cell banks for maximum efficiency – Scalable expansion – Relatively small infrastructure Stable phenotype – Normal karyotype of 44 + XY chromosomes – Reproducible bank release characteristics (identity, purity, potency) – Predictable in vivo differentiation 24

5. Execution

Focus: Strategy, Balance Sheet Strength and Execution

2016

- ✓ **Jan**: Refocused clinical strategy
- ✓ **Feb**: Rich Daly joins as CEO
- ✓ May:
  - ✓ Initiation of P2 MDD study
  - ✓ $9M institutional raise
- ✓ **Jun**: Corporate Reorganization to align with updated strategy
- ✓ Rich Daly appointed Chairman, Board of Directors
- ✓ **Dec**: Closing of Tianjin Pharmaceuticals Group $20M strategic investment

2017

- ✓ **Jan**: 13-1 reverse split, ensuring NASDAQ compliance
- ✓ **Feb**: LSE P2 MDD study
- ✓ **Jul**:
  - ✓P2 NSI-189 MDD topline readout
  - ✓$6M capital raise post-data
- ✓ **Sep**: Cristina Csimma, PharmD, MPH joins the Neuralstem Board
- ✓ **Nov**: David Recker, MD joins Neuralstem as Chief Medical Officer
- ✓ **Dec**:
  - ✓Full P2 NSI-189 MDD results released at ACNP
  - ✓Xi Chen, PhD Joins the Neuralstem Board
  - ✓NSI-566 Stroke P1 paper submitted for publication

2018

- ✓ NSI-189 P2 MDD 6-month durability results expected in 1st half
- ✓ FDA meeting re: NSI-189 MDD data in 1st half

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neuralstem.com 6. Scientific Advisory Board Comprised of World Class Psychiatric, Clinical and Regulatory Experts Dr. Maurizio Fava Harvard, MGH, Executive Vice Chair, Dept. of Psychiatry Principal Investigator: NSI - 189 Phase 2 MDD clinical trial Dr. Michael Thase Univ. of Pennsylvania, Chief. Division of Mood and Anxiety Disorders Treatment and Research Program Dr. Mark Frye Mayo Clinic, Chair, Psychiatry and Psychology Dr. John Greden Univ. of Michigan, Founder and Executive Director, Healthy System Depression Center Dr. Richard Keefe Duke Institute for Brain Sciences, Director Schizophrenia Research Group Dr. Thomas Laughren Harvard, MGH, Director, Regulatory Affairs, Former Director of Psychiatric Division, CDER, FDA 26

neuralstem.com 7. Financials 27

neuralstem.com 8. Management Richard Daly Chief Executive Officer & acting CFO Karl Johe, Ph.D. Chief Scientific Officer Thomas Hazel, Ph.D. Senior Vice President, Research David Recker, M.D Chief Medical Officer 28 25+ years of Pharma & biotech leadership experience; start up, scale up and transformations 30+ years of clinical development expertise; small molecule and cell therapy: pain, CV/metabolic, GI, RA Co - founder Discoverer of neural stem cells and neurogenic molecules, co - founder of Neuralstem, developer of the Company’s clinical programs. 25 years of experience in human neural stem cell R&D, scale - up and manufacturing, and assay development